LEGG MASON CASH RESERVE TRUST

      Supplement to the Prospectus dated December 31, 1995

     At a meeting held on March 8, 1996, the shareholders of Legg Mason Cash Reserve Trust ("Trust") voted to approve certain changes to the Trust's fundamental investment policies and limitations and to approve a distribution plan.

     Shareholders have voted to redesignate as non-fundamental certain investment policies described in the current Prospectus as fundamental, which means the Trust's Board of Trustees in the future can change these policies as circumstances require, without a further vote of the shareholders.
Specifically, the current Prospectus, as a fundamental policy, limits the Trust to instruments with a remaining maturity of not more than one year. The Trust is changing this policy to permit investment in instruments with a remaining maturity of not more than 397 days, as permitted by SEC Rule 2a-7. In addition, the current Prospectus sets forth, as a fundamental policy, the types of money market instruments in which the Trust may invest. This policy is now non-fundamental, and the Trust is adding to the list of permissible investments high grade corporate bonds and U.S. dollar-denominated debt securities of foreign issuers.

     Shareholders also approved a distribution plan to compensate Legg Mason Wood Walker, Incorporated ("Legg Mason") for its distribution-related activities. As described in the Prospectus, under the section entitled "The Trust's Distributor," Legg Mason currently receives no fee from the Trust for distribution services. Under the plan approved by shareholders, Legg Mason may receive from the Trust a distribution fee at an annual rate of up to 0.15% of the Trust's average daily net assets. Legg Mason has agreed to limit any request for payment to not more than 0.10% annually from the Trust during the first two years of operation of the distribution plan.

          THESE CHANGES WILL BECOME EFFECTIVE ON APRIL 1, 1996.




                                                         March 11, 1996
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                          LEGG MASON CASH RESERVE TRUST

Supplement to the Statement of Additional Information dated December 31, 1995

     At a meeting held on March 8, 1996, the shareholders of Legg Mason Cash Reserve Trust ("Trust") voted to approve certain changes to the Trust's fundamental investment policies and limitations and to elect a Board of Trustees. These changes will become effective on April 1, 1996.

     Under the section entitled "Additional Information about Investment Limitations and Policies" in the Statement of Additional Information, the following changes have been made:

     The fundamental investment limitation which prohibits the Trust from pledging any securities has been eliminated. The Trust is now permitted to pledge its assets subject only to the limitations in the Declaration of Trust, which provides that the Trust may not pledge its assets except in connection with any borrowing (i) as a temporary measure for extraordinary or emergency purposes, or (ii) in order to meet redemption requests without immediately selling any portfolio instruments. The Trust may not pledge assets in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Trust's total assets at the time of such borrowing;

     The fundamental investment limitation regarding investment in new issuers has been replaced with an identical non-fundamental investment limitation in order to conform to state requirements;

     The fundamental investment limitation which prohibits the Trust from investing in foreign securities has been eliminated. Because U.S. dollar-denominated obligations of foreign banks comprise a substantial and increasing portion of the market for money market instruments, the Trust would now be able to take advantage of certain desirable investment opportunities. In an effort to minimize certain risks involving investments in obligations of banking entities located outside the U.S., the Adviser will purchase foreign-issued money market instruments only from the branches of those banks that are among the largest and most highly rated in various industrialized nations. The Adviser will monitor the credit risk of such foreign banks by using third party services and the Adviser will not purchase obligations that it believes, at the time of purchase, will be subject to exchange controls or withholding taxes; and

     The fundamental investment limitation regarding the purchase of restricted securities has been replaced with a non-fundamental investment limitation on illiquid securities, as mandated by the Securities and Exchange Commission ("SEC"). Specifically, the Trust will not enter into repurchase agreements and certain time deposits of more than seven days' duration if more than 10% of its total assets would be invested in such agreements, deposits and other illiquid investments. The Trust's Board of Trustees has delegated to the Adviser the authority to determine whether Rule 144A securities and Section 4(2) paper held by the Trust is liquid, subject to the standards established by the SEC.


     Under the section entitled "The Trust's Trustees and Officers" in the Statement of Additional Information, John F. Curley, Jr., Edmund J. Cashman, Jr., Richard G. Gilmore, Charles F. Haugh, Arnold L. Lehman, Dr. Jill E. McGovern, T. A. Rodgers and Edward A. Taber have been elected to serve as trustees of the Trust.

                                                    March 11, 1996